PRESS RELEASE
FOR IMMEDIATE RELEASE

FOR:	MDC Partners Inc. 950 Third Avenue, 5th Floor New York, NY 10022	CONTACT:	Donna Granato VP, Finance & Corporate Development 646-429-1809 dgranato@mdc-partners.com

MDC PARTNERS INC. REPORTS STRONG RESULTS FOR THE
THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009

THIRD QUARTER HIGHLIGHTS:
•	Revenues decreased to $134.6 million vs. $142.1 million in Q3 2008, a decrease of 5.3%
•	Organic revenues declined 4.4% in Q3 2009
•	MDC EBITDA increased to $17.7 million vs. $16.1 million in Q3 2008, an increase of 9.9%
•	Free Cash Flow increased to $13.8 million vs. $12.1 million in Q3 2008, an increase of 14.1%
•	Free Cash Flow per Share increased to $0.48 vs. $0.44 in Q3 2008, an increase of 9.1%
•	EBITDA margin increased to 14.8% vs. 12.3% in Q3 2008, an increase of 250 basis points

YEAR-TO-DATE HIGHLIGHTS:
•	Revenues decreased to $396.2 million vs. $439.9 million in the first nine months of 2008, a decrease of 9.9%
•	Organic revenues declined 7.9% in the first nine months of 2009
•	MDC EBITDA increased to $46.5 million vs. $43.9 million in the first nine months of 2008, an increase of 5.9%
•	Free Cash Flow increased to $34.5 million vs. $23.7 million in the first nine months of 2008, an increase of 45.6%
•	Free Cash Flow per Share increased to $1.24 vs. $0.87 in the first nine months of 2008, an increase of 42.5%
•	EBITDA margin increased to 12.6% vs. 11.5% in the first nine months of 2008, an increase of 110 basis points

NEW YORK, NY (October 29, 2009) – MDC Partners Inc. (“MDC Partners” or the “Company”) today announced financial results for the three and nine months ended September 30, 2009.

Consolidated revenues for the third quarter of 2009 were $134.6 million, a decrease of 5.3% compared to $142.1 million in the third quarter of 2008.  MDC EBITDA (as defined) for the third quarter of 2009 was $17.7 million, an increase of 9.9% compared to $16.1 million in the third quarter of 2008.  Net income attributable to MDC Partners Inc. in the third quarter was minimal compared to $3.3 million in the third quarter of 2008.  Diluted earnings per share attributable to MDC Partners Inc. common shareholders for the third quarter of 2009 was $0.00 compared with $0.12 per share in the same period of 2008.  Free cash flow (as defined) was $13.8 million in the third quarter of 2009, compared with $12.1 million in the third quarter of 2008.

Consolidated revenues for the first nine months of 2009 were $396.2 million, a decrease of 9.9% compared to $439.9 million in the first nine months of 2008.  MDC EBITDA (as defined) for the first nine months of 2009 was $46.5 million, an increase of 5.9% compared to $43.9 million in the first nine months of 2008.  Net income attributable to MDC Partners Inc. in the first nine months was $0.1 million compared to a loss of ($4.6) million in the first nine months of 2008.  Diluted earnings per share attributable to MDC Partners Inc. common shareholders for the first nine months of 2009 was $0.01 compared with a loss of ($0.17) per share in the same period of 2008.  Free cash flow (as defined) was $34.5 million in the first nine months of 2009 compared with $23.7 million in the first nine months of 2008.

"We are thrilled with our best in class financial performance in the third quarter,” said Miles S Nadal, Chairman and Chief Executive Officer of MDC Partners. “We are especially pleased with the organic growth of our core Strategic Marketing Services Group of positive 6.6%.  This, coupled with our strong new business pipeline is expected to position the company for a strong 2010.  Our success in leveraging our infrastructure and improving our efficiency and productivity, as well as our investment in thought leadership talent, resulted in our delivering excellent growth in EBITDA, Free Cash Flow and margin improvement for the quarter, despite the continued challenges in the advertising industry.  Never in the Company’s history has the momentum in the business or financial results been as strong.  As of today we have over $200 million of liquidity and we have put in place a permanent capital structure that will allow us to build our business with a patient view toward building shareholder value creation.”

Conference Call

Management will host a conference call on October 30, 2009 at 8:30 a.m. (EST) to discuss our results.  The conference call will be accessible by dialing 1-416-644-3423 or toll free 1-866-250-4892.  An investor presentation has been posted on our website www.mdc-partners.com and will be referred to during the conference call.

A recording of the conference call will be available until Friday, November 13, 2009 by dialing 1-416-640-1917 or toll free 1-877-289-8525 (passcode 4175719#) or by visiting our website.

About MDC Partners Inc.
MDC Partners is a progressive Marketing and Communications Network, championing the most innovative entrepreneurial talent. MDC Partners provides strategic solutions and services to multinational clients in North America, Europe and Latin America. Our philosophy emphasizes the utilization of Strategy and High Value Creativity to drive growth and measurable impact for our clients. “MDC Partners is The Place Where Great Talent Lives.” The company’s Class A shares are publicly traded on the NASDAQ under the symbol “MDCA” and on the Toronto Stock Exchange under the symbol “MDZ.A”.

Non-GAAP Financial Measures

In addition to its reported results, MDC Partners has included in this earnings release certain financial results that the Securities and Exchange Commission defines as "non-GAAP financial measures."  Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. These non-GAAP financial measures relate to: (1) presenting MDC’s share of EBITDA and EBITDA margin (as defined) for the three and nine months ended September 30, 2009 and 2008; and (2) presenting Free Cash Flow and Free Cash Flow per Share (as defined) for the three and nine months ended September 30, 2009 and 2008.  Included in this earnings release are tables reconciling MDC’s reported results to arrive at these non-GAAP financial measures.

This press release contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this press release that are not historical facts, including statements about the Company’s beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward-looking statements.  These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•	risks associated with severe effects of national and regional economic downturn;
•	the Company’s ability to attract new clients and retain existing clients;
•	the financial success of the Company’s clients;
•	the Company’s ability to retain and attract key employees;
•
the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to “put” option right and deferred acquisition consideration;

•	the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities; and
•	foreign currency fluctuations.

In addition to improving organic growth for its existing operations, the Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry.  The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership.  At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions.  These opportunities require confidentiality and may involve negotiations that require quick responses by the Company.  Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption “Risk Factors” and in the Company’s other SEC filings.

SCHEDULE 1

MDC PARTNERS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ in 000s, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Revenue	$134,625	$142,089	$396,246	$439,940

Operating Expenses:
Cost of services sold	85,526	94,558	259,644	292,410
Office and general expenses	31,401	31,864	92,726	102,754
Depreciation and amortization	7,514	7,428	22,711	25,789
	124,441	133,850	375,081	420,953

Operating profit	10,184	8,239	21,165	18,987

Other Income (Expenses):
Other income (expense)	(3,080)	2,418	(2,991)	5,545
Interest expense	(3,792)	(3,573)	(11,276)	(11,140)
Interest income	17	456	289	1,350

Income from continuing operations before income taxes and equity in affiliates	3,329	7,540	7,187	14,742

Income tax expense	1,149	2,222	3,373	6,415

Income from continuing operations before equity in affiliates	2,180	5,318	3,814	8,327
Equity in earnings of non-consolidated affiliates	60	69	258	290

Income from continuing operations	2,240	5,387	4,072	8,617
Loss from discontinued operations attributable to MDC Partners Inc., net of taxes	-	(771)	(361)	(6,698)
Net income	2,240	4,616	3,711	1,919
Net income attributable to the noncontrolling interests	(2,204)	(1,366)	(3,569)	(6,533)
Net income (loss) attributable to MDC Partners Inc.	$36	$3,250	$142	$(4,614)

Income (Loss) Per Common Share:
Basic and Diluted:
Income from continuing operations attributable to MDC Partners Inc. common shareholders	$0.00	$0.15	$0.02	$0.08
Discontinued operations attributable to MDC Partners Inc. common shareholders	$0.00	$(0.03)	$(0.01)	$(0.25)
Net income (loss) attributable to MDC Partners Inc. common shareholders	$0.00	$0.12	$0.01	$(0.17)

Weighted Average Number of Common Shares:
Basic	27,471,041	26,835,101	27,343,575	26,721,820
Diluted	29,009,655	27,290,259	27,838,740	27,235,371

SCHEDULE 2

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s, except percentages)

For the Three Months Ended September 30, 2009

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
	Services	Management	Services	Corporate	Total

Revenue	$86,302	$26,276	$22,047	-	$134,625

Operating Income (Loss) as Reported	$13,073	$856	$1,088	$(4,833)	$10,184

Add:
Depreciation and amortization	5,245	1,732	422	115	7,514
Stock-based compensation	705	44	248	1,234	2,231

EBITDA *	19,023	2,632	1,758	(3,484)	19,929
margin	22.0%	10.0%	8.0%		14.8%

Less: Net income attributable to noncontrolling interests	(1,817)	-	(387)	-	(2,204)

MDC's Share of EBITDA**	$17,206	$2,632	$1,371	$(3,484)	$17,725

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
**
MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less net income attributable to noncontrolling interests.

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s, except percentages)

For the Three Months Ended September 30, 2008

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
	Services	Management	Services	Corporate	Total

Revenue	$81,279	$32,673	$28,137	-	$142,089

Operating Income (Loss) as Reported	$8,688	$1,160	$1,359	$(2,968)	$8,239

Add:
Depreciation and amortization	4,872	1,845	642	69	7,428
Stock-based compensation	475	31	174	1,149	1,829

EBITDA*	14,035	3,036	2,175	(1,750)	17,496
margin	17.3%	9.3%	7.7%		12.3%

Less: Net income attributable to noncontrolling interests	(1,180)	(60)	(126)	-	(1,366)

MDC's Share of EBITDA**	$12,855	$2,976	$2,049	$(1,750)	$16,130

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization,and stock-based compensation.
**
MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less net income attributable to noncontrolling interests.

SCHEDULE 3

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s, except percentages)

For the Nine Months Ended September 30, 2009

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
	Services	Management	Services	Corporate	Total

Revenue	$247,675	$85,702	$62,869	-	$396,246

Operating Income (Loss) as Reported	$30,202	$1,789	$2,231	$(13,057)	$21,165

Add:
Depreciation and amortization	15,826	5,340	1,257	288	22,711
Stock-based compensation	1,509	92	574	3,998	6,173

EBITDA *	47,537	7,221	4,062	(8,771)	50,049
margin	19.2%	8.4%	6.5%		12.6%

Less: Net income attributable to noncontrolling interests	(2,965)	-	(604)	-	(3,569)

MDC's Share of EBITDA**	$44,572	$7,221	$3,458	$(8,771)	$46,480

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization,and stock-based compensation.
**
MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciationand amortization and stock-based compensation less net income attributable to noncontrolling interests.

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s, except percentages)

For the Nine Months Ended September 30, 2008

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
	Services	Management	Services	Corporate	Total

Revenue	$246,383	$104,179	$89,378	-	$439,940

Operating Income (Loss) as Reported	$18,674	$4,682	$7,962	$(12,331)	$18,987

Add:
Depreciation and amortization	18,085	5,550	1,950	204	25,789
Stock-based compensation	1,492	98	648	3,452	5,690

EBITDA*	38,251	10,330	10,560	(8,675)	50,466
margin	15.5%	9.9%	11.8%		11.5%

Less: Net income attributable to noncontrolling interests	(3,708)	(247)	(2,578)	-	(6,533)

MDC's Share of EBITDA**	$34,543	$10,083	$7,982	$(8,675)	$43,933

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization,and stock-based compensation.
**
MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciationand amortization and stock-based compensation less net income attributable to noncontrolling interests.

SCHEDULE 4

MDC PARTNERS INC.
FREE CASH FLOW
(US$ in 000s, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
MDC EBITDA	$17,725	$16,130	$46,480	$43,933
Capital Expenditures	(1,201)	(1,842)	(3,288)	(10,434)
Cash Taxes	(85)	(63)	(487)	(939)
Cash Interest, net & Other	(2,620)	(2,163)	(8,204)	(8,856)
Free Cash Flow	$13,819	$12,062	$34,501	$23,704

Diluted Shares Outstanding	29,009,655	27,290,259	27,838,740	27,235,371

Free Cash Flow per Share	$0.48	$0.44	$1.24	$0.87

SCHEDULE 5

MDC PARTNERS INC.
CONSOLIDATED BALANCE SHEETS
(US$ in 000s)

	September 30,	December 31,
	2009	2008

Assets
Current Assets:
Cash and cash equivalents	$70,937	$41,331
Accounts receivable, net	126,281	106,954
Expenditures billable to clients	24,466	16,949
Prepaid expenses	5,955	5,240
Other current assets	3,643	5,270
Total Current Assets	231,282	175,744

Fixed assets, net	36,547	44,021
Investment in affiliates	1,792	1,593
Goodwill	253,284	238,214
Other intangible assets, net	37,662	46,852
Deferred tax assets	9,871	11,926
Other assets	9,800	10,889
Total Assets	$580,238	$529,239

Liabilities and Shareholders' Equity
Current Liabilities:
Accounts payable	$79,364	$75,360
Accrued and other liabilities	58,984	55,338
Advance billings	74,536	50,053
Current portion of long term debt	43,059	1,546
Deferred acquisition consideration	2,932	5,538
Total Current Liabilities	258,875	187,835

Revolving credit facility	9,347	9,701
Long-term debt	131,960	133,305
Convertible notes	-	36,946
Other liabilities	9,728	6,949
Deferred tax liabilities	4,808	4,700
Total Liabilities	414,718	379,436

Redeemable Noncontrolling Interests	65,328	21,751

Shareholders' Equity:
Common shares	218,147	213,534
Additional paid in capital	-	33,470
Charges in excess of capital	(2,593)	-
Accumulated deficit	(112,694)	(112,836)
Stock subscription receivable	(341)	(354)
Accumulated other comprehensive income (loss)	(5,560)	(6,633)
MDC Partners Inc. Shareholders' Equity	96,959	127,181
Noncontrolling Interests	3,233	871
Total Equity	100,192	128,052

Total Liabilities, Redeemable Noncontrolling
Interests and Equity	$580,238	$529,239

SCHEDULE 6

MDC PARTNERS INC.
SUMMARY CASH FLOW DATA
(US$ in 000s)

	Nine Months Ended September 30,
	2009	2008

Cash flows provided by continuing operating activities	$44,232	$22,830

Discontinued operations	(290)	(295)
Net cash provided by operating activities	$43,942	$22,535

Net cash used in investing activities	(11,159)	(21,000)

Net cash (used in) / provided by financing activities	(2,691)	5,894

Effect of exchange rate changes on cash and cash equivalents	(486)	(356)

Net increase in cash and cash equivalents	$29,606	$7,073